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                                                                    EXHIBIT 99.1

                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
              CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED
                 STATES CODE, SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Abercrombie & Fitch Co. (the "Company") on Form 10-Q for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
S. Jeffries, Chairman and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /S/ Michael S. Jeffries *
                                    --------------------------------------------
                                    Print Name: Michael S. Jeffries
                                    Title: Chairman and Chief Executive Officer
                                    Date: June 12, 2003

         In connection with the Quarterly Report of Abercrombie & Fitch Co. (the "Company") on Form 10-Q for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wesley
S. McDonald, Vice President - Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /S/ Wesley S. McDonald *
                                 ---------------------------------------------
                                 Print Name: Wesley S. McDonald
                                 Title: Vice President - Chief Financial Officer
                                 Date: June 12, 2003

* A signed original of this written statement required by Section 906 has been provided to Abercrombie & Fitch Co. and will be retained by Abercrombie & Fitch Co. and furnished to the Securities and Exchange Commission or its staff upon request.

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